UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2025

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2025, Norwood Financial Corp (the “Company”) issued a press release announcing its earnings for the three and nine months ended September 30, 2025. A copy of the press release is furnished with this report as exhibit 99.1 hereto and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On October 22, 2025, the Company will host an earnings call with respect to earnings for the third quarter of 2025 and will use and post an investor presentation, which will include September 30, 2025, financial highlights (the “Investor Presentation”). The Investor Presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information included in this Current Report pursuant to this Item 7.01 is being furnished to, and not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Norwood Financial and PB Bankshares, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Norwood Financial and PB Bankshares plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood Financial and PB Bankshares may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; the stockholders of PB Bankshares may fail to approve the merger; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood Financial’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood Financial or PB Bankshares or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood Financial and PB Bankshares do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information about the Proposed Transaction

In connection with the proposed merger, Norwood filed a Registration Statement on Form S-4 (File No. 333-290392) with the Securities and Exchange Commission (the “SEC”), to register the shares of Norwood common stock to be issued in connection with the proposed transaction. The Registration Statement, as amended, has not yet been declared effective by the SEC, includes the joint proxy statement/prospectus of Norwood and PB Bankshares which will be mailed to stockholders of PB Bankshares, seeking their approval of the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PB BANKSHARES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Norwood with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Norwood Financial Corp, 717 Main Street, Honesdale, Pennsylvania 18431, attention: John M. McCaffery (570) 253-1455, or PB Bankshares, Inc., 185 East Lincoln Highway, Coatesville, Pennsylvania 19320, attention: Mackenzie Jackson, Corporate Secretary, (610) 384-8282.

Norwood Financial, PB Bankshares and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of PB Bankshares in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning Norwood Financial’s directors and executive officers, including their ownership of Norwood Financial common stock, is set forth in its proxy statement previously filed with the SEC on March 18, 2025. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Norwood Financial or PB Bankshares using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are being furnished with this report.

No.	Description

99.1	Press Release dated October 22, 2025.

99.2	Norwood Financial Corp Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: October 22, 2025	By:	/s/ John M. McCaffery
John M. McCaffery
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)